Exhibit 10.11

AMENDMENT AGREEMENT – AMENDMENT NO. 2 TO THE PRODUCT AGREEMENT DATED JULY 28, 2017

THIS SECOND AMENDMENT AGREEMENT is dated June 1, 2019 (the “Amendment Effective Date”)

PARTIES

1.	PATHEON UK LIMITED (Registration No. 3764421) incorporated and registered in England whose registered office is at Kingfisher Drive, Covingham, Swindon, Wiltshire, SN3 5BZ, England (“Patheon”); and

2.	PARATEK PHARMACEUTICALS INC. a corporation existing under the laws of Delaware, whose registered office is at 4th Floor, 75 Park Plaza, Boston, MA 02116, USA (“Client”).

RECITALS

A.

The Parties entered in to a Product Agreement dated July 28, 2017, as previously amended by the Amendment No. 1 dated as of January 1, 2019 (the “Product Agreement”) issued under the Master Manufacturing Services Agreement dated July 28, 2017, as amended by the First Amendment dated June 1, 2019 (the “Master Agreement”), (collectively the "Agreement").

IT IS AGREED as follows:

1.	Definitions

1.1	Defined terms in this Amendment Agreement shall have the same meaning as those in the Agreement as applicable unless otherwise indicated.

1.2	The Parties have agreed to amend the terms of the Product Agreement to cover the purchase of Components.

2.	Amendments

2.1	The Parties agree that, as of the Amendment Effective Date, the Product Agreement is amended as set forth in this Section 2.

2.2	The following is added to section 13 of the Product Agreement:

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DocuSign Envelope ID: 4F11A4A0-E622-4BF9-B5E0-DD1CB55F062C

For the purposes of this Product Agreement the Parties agree to substitute the wording in section 2.1(c) of the Master Agreement by deleting such wording in its entirety and replacing with the following wording:

“Components: Patheon will purchase all Components (with the exception of Client- Supplied Components) and will test all Components (including Client-Supplied Components) at Patheon's expense and as required by the Specifications. The Parties will agree upon Specifications for Components and such Specifications shall be established in writing. Incoming testing can be reduced by Patheon and recorded in the Components Specification according to Patheon’s assessment. At least once a year, full testing will be performed. For the avoidance of doubt, the Parties acknowledge and agree that such Components (other than Client-Supplied Components) and any Bill Back Items are ancillary or incidental cost components to the Manufacturing Services provided by Patheon and are procured by Patheon only for the purpose to allow such Manufacturing Services."

2.3	All terms within the Agreement not specifically amended by this Second Amendment Agreement remain in unchanged.

3.	Integration

3.1

Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Second Amendment Agreement shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Second Amendment Agreement.

4.	Governing Law and Jurisdiction

4.1

This Second Amendment Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws that govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

(signature page follows)

30 July 2019 Confidential

Amendment Agreement

0013879

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DocuSign Envelope ID: 4F11A4A0-E622-4BF9-B5E0-DD1CB55F062C

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Second Amendment Agreement as of the Effective Date.

SIGNED for and on behalf of	SIGNED for and on behalf of

PATHEON UK LIMITED	PARATEK PHARMACEUTICALS INC.

Signature:/s/ Andrew Robinson	Signature:/s/ Jason Burdette

Title:Director	Title:SVP, Technical Operations

Print Name:Andrew Robinson	Print Name:Jason Burdette

Date:08 August 2019	Date:8/8/2019

30 July 2019 Confidential

Amendment Agreement

0013879

75603620_3